Exhibit 5.1
Exhibit 24
POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Dennis M. Myers, P.C. and Christopher J. Greeno, each of the law firm of Kirkland & Ellis LLP, signing singly, the undersigned’s true and lawful attorney-in-fact to: (i) execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of shares of Common Stock of Nevada Chemicals, Inc., a Utah corporation (the “Company”), and/or a director of the Company, any Schedule 13D or Schedule 13G, and any amendments, supplements or exhibits thereto (including any joint filing agreements) required to be filed by the undersigned under Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), and any Forms 3, 4, and 5 and any amendments, supplements or exhibits thereto required to be filed by the undersigned under Section 16(a) of the Exchange Act; (ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D, Schedule 13G, Form 3, 4, or 5 and timely file such forms with the United States Securities and Exchange Commission and any stock exchange in which the Common Stock of the Company is listed on or approved for quotation in, if any; and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.
     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 and Section 16 of the Exchange Act.
     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports or schedules under Section 13 or Section 16 of the Exchange Act with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

Exhibit 24
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of September, 2008.

OCM CYANCO HOLDINGS, LLC

By:	/s/ Jordon Kruse

Name:	Jordon Kruse
Its:	President

CYANCO HOLDING CORP.

By:	/s/ Jordon Kruse

Name:	Jordon Kruse
Its:	President

CALYPSO ACQUISITION CORP.

By:	/s/ Jordon Kruse

Name:	Jordon Kruse
Its:	President

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE, L.P.

By:	OCM Principal Opportunities Fund IV Delaware GP Inc.
Its:	General Partner

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Authorized Signatory

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV DELAWARE GP INC.

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Authorized Signatory

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM Principal Opportunities Fund IV GP, L.P.
Its:	General Partner

By:	OCM Principal Opportunities Fund IV GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Principal

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Senior Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

By:	OCM Principal Opportunities Fund IV GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Principal

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Senior Vice President, Legal

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Principal

By:	/s/ Jordon Kruse

Name:	Jordon Kruse
Its:	Senior Vice President, Legal

Exhibit 24

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Principal

By:	/s/ Jordon Kruse

Name:	Jordon Kruse
Its:	Senior Vice President, Legal

OAKTREE FUND GP I, L.P.

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Authorized Signatory

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	OCM Holdings I, LLC
Its:	General Partner

By:	/s/ Todd Molz

Name:	Todd Molz
Its:	Vice President and Secretary

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Vice President and Assistant Secretary

OCM HOLDINGS I, LLC

By:	/s/ Todd Molz

Name:	Todd Molz
Its:	Vice President and Secretary

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Vice President and Assistant Secretary

OAKTREE HOLDINGS, LLC

By:	Oaktree Capital Group, LLC
Its:	Managing Member

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Director and Principal

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Vice President and Assistant Secretary

OAKTREE HOLDINGS, INC.

By:	/s/ Todd Molz

Name:	Todd Molz
Its:	Vice President and Secretary

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Director and Principal

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC
Its:	General Partner

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Manager and Principal

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Stephen Kaplan

Name:	Stephen Kaplan
Its:	Manager and Principal

By:	/s/ Emily Alexander

Name:	Emily Alexander
Its:	Senior Vice President